Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies.
Commitments and contingencies

Note 19 - Commitments and contingencies

The Company is involved in litigation arising in the ordinary course of business. As of December 31, 2025, the Company has accrued US$13.17 million for losses relating the High Court of Hong Kong action no. HCA938/2022, which the Company believes is sufficient to cover the probable liabilities. Notwithstanding the accrual, the Company is currently appealing the judgment. It is reasonably possible that the ultimate outcome of this appeal could result in a loss significantly higher or lower than the amount accrued.

In connection with the Blue Pool transaction (Note 5), the Company retains a contingent right to reacquire the shares if the appeal is successful. Any recovery related to this right has not been recognized in the financial statements as of December 31, 2025.